SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Director Removal Procedures

On November 1, 2021, the Board of Directors (the “Board”) of Watts Water Technologies, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended to delete a provision from Article II, Section 6 that allowed a director to be removed for cause by a majority of the directors.

This description is only a summary of the changes made to the Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2021	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary